UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 6, 2020
VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, Virginia	22310
(Address of Principal Executive Offices)	(Zip Code)
(703) 960-4600
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VSE CORPORATION

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of VSE Corporation (the "Company") was held on May 6, 2020. At the annual meeting, the holders of 8,241,664 shares of the Company's common stock, which represents approximately 74.72% of the 11,029,169 outstanding shares entitled to vote as of the record date of March 25, 2020, were represented in person or by proxy. The four proposals voted on by the stockholders are described in more detail in the Company's definitive proxy statement dated April 9, 2020 and filed with the Securities and Exchange Commission on April 9, 2020.

Set forth below are the final voting results on the four proposals that were voted on by the stockholders at the annual meeting.

Proposal 1 - Election of Directors

With respect to the vote on the election of eight directors, each for a term of one year, to expire at the Company's 2021 annual meeting of stockholders, the "for" votes received by each director represented a minimum of approximately 85.68% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	Votes Cast For	Votes Withheld
John A. Cuomo	8,151,818	89,846
Ralph E. Eberhart	8,088,729	152,935
Mark E. Ferguson III	7,452,611	789,053
Calvin S. Koonce	7,285,358	956,306
James F. Lafond	7,061,356	1,180,308
John E. Potter	7,493,168	748,496
Jack C. Stultz	7,372,577	869,087
Bonnie K. Wachtel	7,851,810	389,854

Proposal 2 - Approval of the amendments to the VSE Corporation 2006 Restricted Stock Plan.

With respect to the vote on the approval of the amendments to the VSE Corporation 2006 Restricted Stock Plan (a) extending its term from May 6, 2021 to May 6, 2027, (b) increasing by 500,000 shares the VSE common stock authorized for issuance under the plan, and (c) permitting non-employee directors to elect to receive all or a portion of their annual retainer fees in VSE common stock. The final voting results were as follows:

For	Against	Abstentions
8,154,421	82,855	4,388

Proposal 3 - Non-Binding Advisory Vote on the Company's Executive Compensation.

With respect to the vote to approve the Company's Executive Officer Incentive Compensation Plan, the "for" votes received represented approximately 98.10% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:

For	Against	Abstentions
8,068,735	156,233	16,696

Proposal 4 - Non-Binding Advisory Vote on the Frequency of Advisory Votes to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company's executive compensation, the option of "one year" received 91.11% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions
7,504,304	38,710	692,748	5,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 8, 2020	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary